UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒        Filed by a party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

Marathon Petroleum Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

YOUR VOTE IS VERY IMPORTANT! PLEASE VOTE TODAY	April 4, 2023

DEAR SHAREHOLDER,

We are contacting you to stress the importance of voting your shares in connection with Marathon Petroleum Corporation’s 2023 Annual Meeting of Shareholders, to be held on April 26, 2023. According to our latest records, we have not yet received your vote for this meeting, and we would like to remind you to vote your shares. Your vote is very important!

Shareholders are being asked to vote on the following important proposals to enhance MPC's governance:

	Proposal		Benefits to MPC Shareholders

✓	Proposal 4.	Declassify the Board of Directors	Declassifying the Board will allow shareholders to vote on all director candidates each year, rather than electing one third of the Board every year.

✓	Proposal 5.	Eliminate the Supermajority Provisions	Eliminating the supermajority requirements in MPC's Restated Certificate of Incorporation will enhance our governance practices.

✓			Increasing the maximum size of the Board, from 12 to 15 directors, will provide our Board with near-term opportunity to add additional talent to the Board.
	Proposal 6.	Increase the Maximum Size of the Board of Directors

Your vote is extremely important no matter how many shares you hold. MPC’s Restated Certificate of Incorporation requires the affirmative vote of at least 80% of the outstanding shares of our common stock to approve these proposals. Your Board of Directors unanimously recommends that shareholders vote FOR each of these proposals.

If you have any questions or need assistance with voting, please contact our proxy solicitor, D.F. King & Co., toll-free at (866) 864-7964. For more information on the Annual Meeting, see MPC's 2023 Proxy Statement, available on our website at www.marathonpetroleum.com by selecting "Investors" and then "Annual Report & Proxy Statement."

On behalf of the Board of Directors, thank you for your continued support of Marathon Petroleum Corporation.

Sincerely,

John P. Surma Independent Chairman of the Board

☑	Your vote is important. Even if you plan to attend the virtual Annual Meeting, please vote as soon as possible using one of the following options:

Via the Internet:	Call Toll-Free:	Mail Signed Proxy Card:
Follow the instructions in the Notice, proxy card or voting instruction form.	Call the toll-free number on your proxy card or voting instruction form.	Follow the instructions on your proxy card or voting instruction form.

Your vote is important.

Vote your shares today.

Voting is quick and easy.

MARATHON®

Vote by April 25, 2023!

For shares held in a Plan, vote by April 23, 2023.

R65408-EPN

Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission ("SEC") permits companies to send the enclosed "Notice" instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company's proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company's costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section.

For more information about the SEC's Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

DOCUMENT ID 2/23

Your **Vote** Counts!

MARATHON PETROLEUM CORPORATION

2023 Annual Meeting
Vote by April 25, 2023 11:59 PM ET. For shares held in a Plan, vote by April 23, 2023 11:59 PM ET.

Marathon Petroleum Corporation

MARATHON PETROLEUM CORPORATION
539 SOUTH MAIN STREET
FINDLAY, OH 45840-3229

V10204-P86870

You invested in MARATHON PETROLEUM CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users
Point your camera here and vote without entering a control number

Vote by Mail
Submit with your prepaid envelope

Vote by Phone
800-690-6903

Vote Virtually at the Meeting*
April 26, 2023
10:00 AM Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/MPC2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Proxy Card and Voting Instruction Form

The Proxy Card and Voting Instruction Form are solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders on April 26, 2023

For shares held by registered holders

The undersigned hereby appoints John P. Surma, Michael J. Hennigan and Maryann T. Mannen, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Marathon Petroleum Corporation common stock registered to the undersigned which the undersigned is entitled to vote (the "Registered Shares") and, in their discretion, to vote the Registered Shares upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held April 26, 2023, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. **You are encouraged to specify your choice by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote the Registered Shares unless you sign and return the proxy card.**

For shares held in the Marathon Petroleum Thrift Plan

These confidential voting instructions will only be shared with Fidelity Management Trust Company, as Trustee for the Marathon Petroleum Thrift Plan. The undersigned, as a participant in the Marathon Petroleum Thrift Plan, hereby directs the Trustee to vote the number of shares of Marathon Petroleum Corporation common stock credited to the undersigned's account under the Marathon Petroleum Thrift Plan (the "Credited Shares") at the Annual Meeting of Shareholders, and at any meeting resulting from any adjournment(s) or postponement(s) thereof, upon all subjects that may properly come before the Meeting, including the matters described in the 2023 Notice of Annual Meeting and Proxy Statement. In the Trustee's discretion, it may vote Credited Shares upon such other matters as may properly come before the Meeting. **Your vote is confidential. The Credited Shares will be voted as directed on the reverse side. If no direction is made, if the form is not signed, or if the form is not received by April 23, 2023, the Credited Shares will not be voted. You cannot vote the Credited Shares at the Annual Meeting; the Trustee is the only one who can vote the Credited Shares.**

Voting Items	Board Recommends	Voting Options
1. Election of Class III Directors.		
Nominees:		
1a. J. Michael Stice	For	For ☐ Against ☐ Abstain ☐
1b. John P. Surma	For	For ☐ Against ☐ Abstain ☐
1c. Susan Tomasky	For	For ☐ Against ☐ Abstain ☐
1d. Toni Townes-Whitley	For	For ☐ Against ☐ Abstain ☐
2. Ratification of the selection of PricewaterhouseCoopers LLP as the company's independent auditor for 2023.	For	For ☐ Against ☐ Abstain ☐
3. Approval, on an advisory basis, of the company's named executive officer compensation.	For	For ☐ Against ☐ Abstain ☐
4. Approval of an amendment to the company's Restated Certificate of Incorporation to declassify the Board of Directors.	For	For ☐ Against ☐ Abstain ☐
5. Approval of an amendment to the company's Restated Certificate of Incorporation to eliminate the supermajority provisions.	For	For ☐ Against ☐ Abstain ☐
6. Approval of an amendment to the company's Restated Certificate of Incorporation to increase the maximum size of the Board of Directors.	For	For ☐ Against ☐ Abstain ☐
7. Shareholder proposal seeking a simple majority vote.	Against	For ☐ Against ☐ Abstain ☐
8. Shareholder proposal seeking an amendment to the company's existing clawback provisions.	Against	For ☐ Against ☐ Abstain ☐
9. Shareholder proposal seeking a report on just transition.	Against	For ☐ Against ☐ Abstain ☐
10. Shareholder proposal seeking an audited report on asset retirement obligations.	Against	For ☐ Against ☐ Abstain ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature Date V10205-P86870 Signature (Joint Owners) Date